SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2005

MILESTONE SCIENTIFIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14053	13-3545623

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07034
(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (973) 535-2717

                                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        Item 2.02: Results of Operations and Financial Condition.

        On April 1, 2005, the registrant issued a press release announcing its financial results for the fiscal year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 this report.

        Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits:

Exhibit Number	Description

99.1	Press release, dated April 1, 2005, announcing Milestone’s financial results for the fiscal year ended December 31, 2004.

        In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

MILESTONE SCIENTIFIC INC. By: /s/ Leonard Osser —————————————— Leonard Osser Chairman and Chief Executive Officer

Dated: April 4, 2005